NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports Third Quarter Results
Operating Return on Equity of 16.9% and Return on Equity of 13.8%;
Core Net Investment Income Up 51.0% and Pre-Tax Underwriting Income of $192 Million

Greenwich, CT, October 24, 2022 - W. R. Berkley Corporation (NYSE: WRB) today reported its third quarter 2022 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2022	2021	2022	2021

Gross premiums written	$3,081,938	$2,787,499	$8,994,175	$7,933,446
Net premiums written	2,577,274	2,325,138	7,576,163	6,587,357

Net income to common stockholders	228,879	261,297	998,839	728,060
Net income per diluted share (2)	0.82	0.93	3.57	2.59

Operating income (1)	281,833	246,699	901,436	667,539
Operating income per diluted share (2)	1.01	0.88	3.22	2.38

Return on equity (3)	13.8%	16.6%	20.0%	15.4%
Operating return on equity (1) (3)	16.9%	15.6%	18.1%	14.1%

(1)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses.
(2)The 2021 per share amounts were restated for comparative purposes to reflect the 3-for-2 common stock split effected on March 23, 2022.
(3)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

W. R. Berkley Corporation        2

Third quarter highlights included:
•Operating return on equity of 16.9%.
•Average rate increases excluding workers' compensation were approximately 7.3%.
•Pre-tax underwriting income of $192.1 million.
•The current accident year combined ratio before catastrophe losses of 3.9 loss ratio points was 86.6%.
•The reported combined ratio was 92.1%, including catastrophe losses of $94.1 million.
•Net investment income for the core portfolio grew 51.0%, driving record quarterly net investment income.
•Operating income increased 14.2% to $281.8 million.
•Record gross premiums written grew 10.6% to $3.1 billion and net premiums written grew 10.8% to $2.6 billion.

The Company commented:
Results for the third quarter of 2022 were excellent, with strong underwriting performance and net investment income driving a 16.9% annualized operating return on beginning stockholders’ equity. Net premiums written grew 10.8%. The short duration and high quality of our fixed-maturity securities tempered the market value impact on the Company’s book value and allowed us to quickly invest more funds at higher interest rates and grow core net investment income by 51%.
Growth in net premiums written reflected the continuation of favorable market conditions for many of our products. After several years of compounding rate, the majority of our businesses are achieving or exceeding our target return on equity. As a result, we continue to expand our business, while maintaining our focus on rate adequacy in this inflationary environment.
We manage the business for lower relative volatility, which was again demonstrated in our results during another quarter of significant industry-wide catastrophe losses. We continue to evaluate the changing market conditions and the opportunities available to deploy capital where we believe adequate risk-adjusted returns can be achieved.
The uncertainties and challenges of today’s environment provide many opportunities. Our knowledge, expertise and experience allow us to navigate the risks and embrace opportunities in our underwriting and investing activities. The Company continues to perform exceptionally well, delivering superior long-term risk-adjusted returns and creating value for shareholders. We remain optimistic about the future.

W. R. Berkley Corporation        3
Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on October 24, 2022, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/events-and-presentations/default.aspx. Please log on at least ten minutes early to register and download and install any necessary software. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

W. R. Berkley Corporation        4
Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2022 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cybersecurity-related risks; natural and man-made catastrophic losses, including as a result of terrorist activities; the ongoing COVID-19 pandemic; the impact of climate change, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response, on our results and financial condition; foreign currency and political risks (including those associated with the United Kingdom's withdrawal from the European Union, or "Brexit") relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or cyber security issues; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2022 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

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Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2022	2021	2022	2021
Revenues:
Net premiums written	$2,577,274	$2,325,138	$7,576,163	$6,587,357
Change in unearned premiums	(135,313)	(244,120)	(527,958)	(684,759)
Net premiums earned	2,441,961	2,081,018	7,048,205	5,902,598
Net investment income	202,816	179,851	547,902	506,615
Net investment (losses) gains:
Net realized and unrealized (losses) gains on investments	(66,282)	17,187	139,664	89,407
Change in allowance for credit losses on investments	(1,128)	2,314	(12,365)	(11,003)
Net investment (losses) gains	(67,410)	19,501	127,299	78,404
Revenues from non-insurance businesses	119,013	120,374	345,210	316,927
Insurance service fees	27,940	21,467	82,284	69,531
Other Income	80	2,072	1,797	3,163
Total Revenues	2,724,400	2,424,283	8,152,697	6,877,238
Expenses:
Loss and loss expenses	1,564,578	1,298,392	4,339,646	3,623,630
Other operating costs and expenses	725,537	643,045	2,139,256	1,907,020
Expenses from non-insurance businesses	116,240	115,465	334,062	308,453
Interest expense	31,780	35,100	98,473	109,846
Total expenses	2,438,135	2,092,002	6,911,437	5,948,949
Income before income tax	286,265	332,281	1,241,260	928,289
Income tax expense	(55,791)	(64,963)	(238,290)	(191,577)
Net Income before noncontrolling interests	230,474	267,318	1,002,970	736,712
Noncontrolling interest	(1,595)	(6,021)	(4,131)	(8,652)
Net income to common stockholders	$228,879	$261,297	$998,839	$728,060

Net income per share (1):
Basic	$0.83	$0.94	$3.61	$2.62
Diluted	$0.82	$0.93	$3.57	$2.59

Average shares outstanding (1) (2):
Basic	277,192	277,547	276,928	277,691
Diluted	279,642	280,113	279,644	280,590

(1)The 2021 per share amounts were restated for comparative purposes to reflect the 3-for-2 common stock split effected on March 23, 2022.
(2)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Third Quarter		Nine Months
	2022	2021	2022	2021
Insurance:
Gross premiums written	$2,719,824	$2,446,758	$7,976,288	$7,008,617
Net premiums written	2,237,608	2,007,194	6,637,024	5,741,229
Net premiums earned	2,129,014	1,819,071	6,162,005	5,151,253
Pre-tax income	322,312	314,000	1,052,185	862,399
Loss ratio	63.2%	61.4%	61.3%	61.4%
Expense ratio	28.0%	27.9%	27.9%	28.5%
GAAP Combined ratio	91.2%	89.3%	89.2%	89.9%

Reinsurance & Monoline Excess:
Gross premiums written	$362,114	$340,740	$1,017,887	$924,829
Net premiums written	339,666	317,945	939,139	846,128
Net premiums earned	312,947	261,947	886,200	751,345
Pre-tax income	59,561	52,742	209,366	196,185
Loss ratio	70.2%	69.3%	63.7%	61.5%
Expense ratio	28.4%	29.1%	28.4%	30.1%
GAAP Combined ratio	98.6%	98.4%	92.1%	91.6%

Corporate and Eliminations:
Net investment (losses) gains	$(67,410)	$19,501	$127,299	$78,404
Interest expense	(31,780)	(35,100)	(98,473)	(109,846)
Other expenses	3,582	(18,862)	(49,117)	(98,853)
Pre-tax loss	(95,608)	(34,461)	(20,291)	(130,295)

Consolidated:
Gross premiums written	$3,081,938	$2,787,499	$8,994,175	$7,933,446
Net premiums written	2,577,274	2,325,138	7,576,163	6,587,357
Net premiums earned	2,441,961	2,081,018	7,048,205	5,902,598
Pre-tax income	286,265	332,281	1,241,260	928,289
Loss ratio	64.1%	62.4%	61.6%	61.4%
Expense ratio	28.0%	28.0%	28.0%	28.7%
GAAP Combined ratio	92.1%	90.4%	89.6%	90.1%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

W. R. Berkley Corporation        7
Supplemental Information
(Amounts in thousands)

	Third Quarter		Nine Months
	2022	2021	2022	2021
Net premiums written:
Other liability	$861,551	$768,261	$2,569,737	$2,169,678
Short-tail lines (1)	439,630	373,427	1,318,398	1,090,257
Commercial automobile	333,935	295,132	948,913	822,903
Workers' compensation	306,593	277,490	940,734	879,852
Professional liability	295,899	292,882	859,242	778,539
Total Insurance	2,237,608	2,007,194	6,637,024	5,741,229
Casualty reinsurance	195,642	194,253	583,780	525,333
Monoline excess	75,959	75,504	192,723	184,676
Property reinsurance	68,065	48,189	162,636	136,118
Total Reinsurance & Monoline Excess	339,666	317,945	939,139	846,128
Total	$2,577,274	$2,325,138	$7,576,163	$6,587,357

Current accident year losses from catastrophes (including COVID-19 related losses):
Insurance	$51,144	$39,230	$101,802	$108,863
Reinsurance & Monoline Excess	42,999	34,560	79,063	44,722
Total	$94,143	$73,790	$180,865	$153,585

Net Investment income:
Core portfolio (2)	$156,077	$103,372	$401,975	$306,901
Investment funds	36,045	69,292	121,919	169,538
Arbitrage trading account	10,694	7,187	24,008	30,176
Total	$202,816	$179,851	$547,902	$506,615

Net realized and unrealized (losses) gains on investments:
Net realized (losses) gains on investments	$(15,898)	$36,431	$228,365	$151,225
Change in unrealized losses on equity securities	(50,384)	(19,244)	(88,701)	(61,818)
Total	$(66,282)	$17,187	$139,664	$89,407

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$685,325	$583,065	$1,974,676	$1,694,548
Insurance service expenses	24,991	21,243	71,348	63,817
Net foreign currency gains	(41,065)	(12,497)	(85,060)	(19,216)
Debt extinguishment costs	—	—	—	11,521
Other costs and expenses	56,286	51,234	178,292	156,350
Total	$725,537	$643,045	$2,139,256	$1,907,020

Cash flow from operations	$767,649	$828,585	$1,773,303	$1,524,394

Reconciliation of net income to operating income:
Net income	$228,879	$261,297	$998,839	$728,060
Pre-tax investment losses (gains), net of related expenses	67,410	(18,820)	(122,930)	(75,393)
Income tax (benefit) expense	(14,456)	4,222	25,527	14,872
Operating income after-tax (3)	$281,833	$246,699	$901,436	$667,539

(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses). Net investment gains (losses) are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	September 30, 2022	December 31, 2021

Net invested assets (1)	$23,636,966	$23,705,508
Total assets	33,076,819	32,047,876
Reserves for losses and loss expenses	16,540,123	15,390,888
Senior notes and other debt	1,834,287	2,259,416
Subordinated debentures	1,008,191	1,007,652
Common stockholders' equity (2)	6,346,066	6,653,011
Common stock outstanding (3) (4)	265,802	265,171
Book value per share (4) (5)	23.88	25.09
Tangible book value per share (4) (5)	22.93	24.27

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.
(2)As of September 30, 2022, reflected in common stockholders' equity are after-tax unrealized investment losses of $985 million and unrealized currency translation losses of $400 million. As of December 31, 2021, after-tax unrealized investment gains were $91 million and unrealized currency translation losses were $373 million.
(3)During the three and nine months ended September 30, 2022, the Company repurchased 106,304 shares of its common stock for $6.6 million. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)The 2021 per share amounts were restated for comparative purposes to reflect the 3-for-2 common stock split effected on March 23, 2022.
(5)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

W. R. Berkley Corporation        9
Investment Portfolio
September 30, 2022
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$870,592	3.7%
State and municipal:
Special revenue	1,751,924	7.4%
Local general obligation	433,131	1.8%
State general obligation	392,565	1.7%
Corporate backed	185,091	0.8%
Pre-refunded	157,431	0.7%
Total state and municipal	2,920,142	12.4%
Mortgage-backed securities:
Agency	906,645	3.9%
Commercial	456,937	1.9%
Residential - Prime	227,402	1.0%
Residential - Alt A	3,857	0.0%
Total mortgage-backed securities	1,594,841	6.8%
Asset-backed securities	4,241,438	17.9%
Corporate:
Industrial	3,131,786	13.3%
Financial	2,269,552	9.6%
Utilities	458,097	1.9%
Other	345,309	1.5%
Total corporate	6,204,744	26.3%
Foreign government	1,399,179	5.9%
Total fixed maturity securities (1)	17,230,936	73.0%
Equity securities available for sale:
Common stocks	952,369	4.0%
Preferred stocks	221,220	1.0%
Total equity securities available for sale	1,173,589	5.0%
Investment funds (2)	1,661,237	7.0%
Real estate	1,320,550	5.5%
Arbitrage trading account	1,165,016	4.9%
Cash and cash equivalents (3)	972,838	4.1%
Loans receivable	112,800	0.5%
Net invested assets	$23,636,966	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 2.4 years, including cash and cash equivalents.
(2)Investment funds are net of related liabilities of $0.8 million.
(3)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.